                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

SEEKING THE HIGHEST TOTAL RETURN, A COMBINATION OF INCOME
AND CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK

KEMPER
TOTAL RETURN FUND

             "... As we did at the start of the semiannual period,
                  we continue to have an optimistic long-term
                      outlook for the domestic economy and
                   for large-cap, quality growth stocks. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Terms to Know
9
Industry Sectors
10
Largest Holdings
11
Portfolio of Investments
17
Financial Statements
19
Notes to Financial Statements
22
Financial Highlights
24
Shareholders' Meeting


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
TOTAL RETURNS*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                         15.62%
CLASS B                                         14.95%
CLASS C                                         14.93%
LIPPER BALANCED FUNDS CATEGORY AVERAGE*         11.67
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                            AS OF     AS OF
                                            4/30/99   10/31/98
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS A            $11.28     $10.54
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS B            $11.25     $10.52
--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND CLASS C            $11.26     $10.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER TOTAL RETURN FUND
LIPPER RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY


              CLASS A       CLASS B         CLASS C
--------------------------------------------------------------------------------
1-YEAR         #122 of      #150 of         #144 of
              422 funds     422 funds       422 funds
--------------------------------------------------------------------------------
5-YEAR         #76 of         N/A              N/A
              177 funds
--------------------------------------------------------------------------------
10-YEAR        #12 of         N/A              N/A
              56 funds
--------------------------------------------------------------------------------
15-YEAR         #16 of        N/A              N/A
               29 funds
--------------------------------------------------------------------------------
20-YEAR         #6 of         N/A              N/A
               28 funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE PERIOD ENDED APRIL 30, 1999, KEMPER TOTAL RETURN FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                  CLASS A     CLASS B     CLASS B
--------------------------------------------------------------------------------
INCOME
DIVIDEND                          $0.1600     $0.1033     $0.1140
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN                      $0.01       $0.01       $0.01
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN                      $0.67       $0.67       $0.67
--------------------------------------------------------------------------------

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc. Chicago, IL. (312)696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.


The style box represents a snapshot of the fund's portfolio on a single day.
It is not an exact assessment of risk and does not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three years. Category placements of new funds are estimated. Morningstar has placed Kemper total return fund in the domestic hybrid category. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

GARY A. LANGBAUM HAS BEEN A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988. LANGBAUM IS A CHARTERED FINANCIAL ANALYST WITH 28 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT.

[MCCORMICK PHOTO]

PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. MCCORMICK FOCUSES HER CONTRIBUTIONS ON THE EQUITY PORTION OF THE PORTFOLIO.

PORTFOLIO MANAGER STEVEN WOHLER, A MANAGING DIRECTOR WITH THE FIRM, WITH 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE, CONTRIBUTES TO THE MANAGEMENT OF THE BOND PORTION OF THE PORTFOLIO. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

UNDER THE DIRECTION OF LEAD PORTFOLIO MANAGER GARY LANGBAUM, KEMPER TOTAL RETURN FUND EARNED A SOLID RETURN FOR THE SEMIANNUAL PERIOD, EASILY OUTDISTANCING THE PEER GROUP AVERAGE. BELOW, LANGBAUM DISCUSSES THE EVENTS THAT SHAPED THE MARKET, THE FUND'S BALANCED APPROACH AND HOW HE POSITIONED THE PORTFOLIO.


Q   BEFORE YOU DISCUSS THE FUND, COULD YOU PROVIDE US WITH AN OVERVIEW OF THE
MARKET CLIMATE DURING THE SEMIANNUAL PERIOD?

A   The past six months turned out to be a far more robust period than many had anticipated. In the wake of last August's Russian debt default and the ensuing market correction, many individuals were pessimistic about the health of the global and domestic economies.

    As we noted in our previous annual report (dated October 31, 1998), we believed these dire warnings were not well founded. We're pleased to report that the intervening months bore out our optimistic outlook. Despite the challenging climate the markets saw in the summer and early fall of 1998, strong companies survived and continued to be rewarded. We didn't enter a global recession. Economic growth remained slow and steady, while inflation and interest rates remained low. High employment rates, paired with strong consumer confidence, further bolstered healthy economic growth and corporate profits.

    Throughout the fall and early part of 1999, investors generally preferred large-cap growth stocks to small-cap and value stocks. The global volatility of recent months still cast a shadow across the market, and large-cap growth stocks were better able to generate higher confidence. Consumer nondurable stocks -- especially retail and media -- flourished. Excitement about the Internet contributed to a strong technology rally.

    Toward the end of the semiannual period, however, the market shifted direction. Cyclical stocks began to gain ground. Cyclicals include basic industries, capital goods and more commodity-oriented companies. These sectors are considered to be more economically sensitive, typically thriving in accelerating-growth or inflationary climates.

Q   GARY, HOW DID KEMPER TOTAL RETURN FUND PERFORM DURING THE SEMIANNUAL
PERIOD?

A   Kemper Total Return Fund posted strong gains during the semiannual period.
For the six-months ending April 30, 1999, Kemper Total Return Fund earned 15.62 percent (Class A shares, unadjusted for any sales charges).

    In both absolute and comparative terms, the fund's performance stacks up very well. First, from an absolute perspective, let's consider the long-term performance of stocks. From 1949 through 1998, the average annual return for stocks is about 14 percent. (Keep in mind past performance is no guarantee of future results). During the past six months alone, we've beaten this historical average.

    The fund's gains compare favorably to its peers, as well. For the semiannual period, the average return for the Lipper Balanced Fund category was 11.67 percent. Kemper Total Return Fund's gain surpasses the category average by a nice margin.

PERFORMANCE UPDATE

Q   OFTEN, FUNDS COMPARE THEIR PERFORMANCE TO THE S&P 500 INDEX. HOW DID
KEMPER TOTAL RETURN STACK UP AGAINST THIS BENCHMARK?

A   Reflecting the overall strength of the large-cap equity environment during the semiannual period, the S&P 500 returned 22.31 percent. Bonds, in contrast, enjoyed more muted performance. The Lehman Brothers Government/Corporate Bond Index* fell 0.12%.

    When you compare the gains of the fund relative to an all-stock benchmark such as the S&P 500, it's essential to keep in mind that Kemper Total Return Fund is a balanced fund. Balanced funds invest in both stocks and bonds. Throughout the first half of the semiannual period, the fund typically held approximately 65 percent of assets in stocks. The remainder was invested in a core bond portfolio -- a mix of high-grade and high-yield corporate bonds and U.S. Treasury bonds. Given the portion of assets we did invest in stocks, the fund remained quite competitive with the benchmark.

*THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

Q   COULD YOU SUMMARIZE THE PRINCIPLES OF KEMPER TOTAL RETURN FUND'S BALANCED
APPROACH? WHAT ROLE COULD THE FUND PLAY IN AN INVESTOR'S PORTFOLIO?

A   Kemper Total Return Fund seeks both capital growth and current income. To pursue these goals, we combine stocks and bonds in a single portfolio. In exchange for their higher return potential, stocks have tended to be more volatile. Bonds, meanwhile, typically offer a lower level of return, but also carry a lower degree of risk compared to stocks.

    Kemper Total Return Fund provides exposure to both stocks and bonds. That means your eggs aren't all in one basket. If stocks falter, bond returns may at least partially offset the losses, and vice versa. Because of this diversification, the fund may be a good choice for cautious investors who would like a more conservative approach to growth, or for investors who'd like the opportunity to pursue current income as well as growth.

Q   KEMPER TOTAL RETURN'S CHARTER ALLOWS YOU TO ADJUST THE BALANCE BETWEEN
STOCKS AND BONDS. WHAT POTENTIAL BENEFITS DOES THIS FLEXIBILITY OFFER? HOW DO YOU DETERMINE HOW MUCH YOU'LL INVEST IN STOCKS AND BONDS?

A   We believe that active monitoring of the stock/bond allocation offers an extra edge. We've all seen that the market climate can change quickly. The fund's prospectus allows us to respond to fluctuating market conditions and position the fund opportunistically.

    We adjust the allocation based on our analysis of market and economic conditions. We consider interest-rate and inflation trends, monetary policy, domestic earnings growth and the global economy. A "neutral" mix would generally be 60 percent stocks and 40 percent bonds. At the end of the semiannual period, we held about 65 percent of assets in stocks, and 35 percent in bonds. This current allocation emphasizes our positive outlook for stocks.

    In normal market conditions, we don't expect to veer far from the neutral allocations. However, we do believe that, over time, even slight shifts have the potential to benefit the fund's performance.

Q   HOW HAVE YOU POSITIONED THE FUND'S CORE-BOND COMPONENT?

A   Within the fixed-income allocation, we seek a balance of stability and income. Emphasizing quality, we've invested primarily in U.S. Treasuries and investment-grade corporate bonds. To bolster income potential, we include a smaller high-yield bond component. Currently, the fund holds 24 percent of total net assets in U.S. Treasuries, 4 percent in high-grade corporate issues, and 7 percent in high-yield bonds.

Q   WHAT DO YOU LOOK FOR WHEN YOU BUY AND SELL STOCKS?

A   We understand that investors choose the fund for its quality-focused approach. Accordingly, within our stock allocation, we favor established, large-cap growth domestic companies with excellent fundamentals, strong earnings-growth potential and reasonable stock prices. We're currently not invested in small-caps, and have scant exposure to foreign stocks or mid-caps (although we have the ability to invest in any size company, as well as foreign companies). We begin to sell stocks when their prices reach the targets we've pre-set. A key objective of this discipline is to have logic, not emotion, drive the process. We also sell stocks when we see indications of potentially deteriorating fundamentals or signs of slowing earnings growth.

    We rely on independent and rigorous research to guide our stock-selection. We use both fundamental and quantitative measures. Throughout, we actively leverage Scudder Kemper Investments' extensive research and analytical capabilities.

PERFORMANCE UPDATE

Q   GIVE US SOME EXAMPLES OF YOUR STOCK-SELECTION PROCESS IN ACTION.

A   Univision Communications, a leading Spanish-language broadcaster, offers a particularly good example of our stock-selection process in action. When we initially established a stake in Univision Communications, Wall Street analysts didn't pay much attention to the stock. To us, however, Univision Communications' quality fundamentals and strong prospects for sustainable, above-average earnings growth signaled a compelling opportunity. We also were impressed by Univision Communications' dominant position within a specialized and growing market segment. Given Univision Communications' potential, we believed its stock was trading at an extremely attractive price. Our independent analysis and patience paid off, and the stock has been a good performer throughout the semiannual period. In keeping with our stock-selling discipline, we've recently opted to take some profits, as Univision Communications' stock price approached our pre-set target.

    Citigroup, a leading money-center bank, also typifies our investment discipline. The Russian debt default in August took a particularly heavy toll on money-center banks. Investors panicked, and sold off money-center banks frantically, fearing the potential exposure that these financial-service giants had to the defaulted debt. In contrast, we took a longer-term view and relied on fundamentals, not emotion, to drive our decisions. Our research indicated that Citigroup would not be permanently hobbled, and that market emotion had driven the stock price down to an attractive level. While others were selling, we added to the fund's Citigroup position, and the stock's rebound rewarded our conviction. Now, in keeping with the same discipline that led us to Citigroup, we're paring back our stake as its price rises.

Q   COULD YOU HIGHLIGHT SOME INSTANCES WHERE YOUR INVESTMENT DISCIPLINE SERVED
THE FUND WELL?

A   On a broad allocation level, our bullish (see Terms To Know) outlook on stocks benefited performance, as the bond market was weaker than the domestic stock market. Within the fund's stock holdings, there were several areas of notably strong performance.

    TECHNOLOGY. Our focus on established companies and reasonably priced stocks precluded us from owning the trendy but strong performing ".com" Internet stocks. The fund nonetheless participated in the technology stock rally, through the stocks of established companies involved in networking (Cisco Systems), semiconductor and components (Xilinx) and computer systems (Sun Microsystems).

    TELECOMMUNICATIONS. MCI WorldCom, Frontier and Ameritech also contributed robust gains. Many telecommunications companies have bolstered their earnings growth through innovative consolidations and strategic alliances.

    MEDIA AND BROADCASTING. Media and broadcasting companies have benefited from the slow and steady economic growth environment. Many also have exposure to the Internet. Kemper Total Return Fund's holdings include CBS, Univision Communications, Clear Channel Communications and Time Warner, all of which contributed good performance during the semiannual period.

    RETAIL. In an environment of high consumer confidence, quality retail stocks performed briskly. Kemper Total Return Fund benefited from positions in stocks such as Dayton-Hudson, Wal-Mart Stores and Dollar General.

    NON-TRADITIONAL CAPITAL GOODS. During the final portion of the semiannual period, the fund received a nice boost from an assorted group of economically sensitive stocks, including Waste Management (pollution control), Parker-Hannifin (industrial machinery), Raytheon (aerospace and defense) and Emerson Electric (electrical equipment and components).

Q   DESPITE THE FUND'S ROBUST GAIN, WERE THERE FACTORS THAT HINDERED
PERFORMANCE?

A   The portfolio did include stocks that fell short of expectations. During the semiannual period, several food and beverage companies disappointed. H.J. Heinz, Coca-Cola, and PepsiCo slowed the fund's pace. Household goods producer Colgate-Palmolive also turned in lackluster performance. We still hold stakes in several of these stocks, however, as our analysis indicates that the market has driven the prices of these stocks to unsustainably low levels.

    Legislative and regulatory uncertainties have taken a toll on health care stocks, including some of the stocks within the portfolio. American Home Products, Bristol-Myers Squibb, Warner Lambert and Eli Lilly & Co. were less successful than we anticipated. We believe that the recent price declines are due in large part to investor sentiment, not fundamental long-term weakness. Also, certain financial-service stocks, such as Federal National Mortgage Association and Wells Fargo & Co.

PERFORMANCE UPDATE

didn't keep pace with their better-performing peers.

  Within the fixed-income allocation, we could have earned more if we had invested a greater portion of assets in high-yield bonds. During the semiannual period, high-yield bonds generally earned more substantial returns than high-grade corporate or government bonds. Keep in mind, however, that high-yield bonds do carry a higher degree of risk, in exchange for higher return potential. We felt that our shareholders would be better served by a more conservative bond allocation, especially considering how volatile the markets had been in 1998.

Q   WHAT IMPACT COULD A SUSTAINED CYCLICAL MARKET HAVE ON KEMPER TOTAL RETURN
FUND?

A   While a cyclical-oriented climate isn't necessarily optimal for a growth-oriented fund such as Kemper Total Return Fund, we do believe that the broadening market is a beneficial trend. Previously, the markets had been unusually "narrow." By narrow, we mean that there was an extreme divergence of stock performance: A few stocks earned very strong returns, while the vast majority could not keep pace. Over the long-term, we believe a broader market is healthier and more sustainable.

    Even if the markets do maintain a more-cyclical orientation, we're not going to throw in the towel or just "wait it out." Regardless of the market climate, we have a high degree of conviction in the research capabilities of Scudder Kemper Investments, Inc. to help guide the stock-selection process and to recommend to us stocks which fit our criteria and have good potential to outperform the market.

    Lastly, we encourage shareholders to remember that one or two months don't make a market. We believe that it is too soon to make a determination about whether or not the market has changed direction. Many people point to rising oil prices as a signal of an inflationary environment. However, we believe that companies play a key role in setting inflation, by raising the prices of their products and services. We haven't seen these increases.

Q   AS KEMPER TOTAL RETURN FUND ENTERS THE SECOND HALF OF ITS FISCAL YEAR, IS
YOUR LONG-TERM VIEW STILL POSITIVE?

A   Absolutely. As we did at the start of the semiannual period, we continue to have an optimistic long-term outlook for the domestic economy and for large-cap, quality growth stocks. But, when it comes to stocks, investors should always be prepared for some ups-and-downs along the way.

    In our view, both the volatility and the opportunity of the semiannual period highlight the potential benefits of Kemper Total Return's balanced approach. By combining quality large-cap domestic growth stocks with a core bond portfolio, we provided a more conservative approach to growth, plus current income. On behalf of the shareholders of Kemper Total Return Fund, we remain committed to pursuing these objectives.

TERMS TO KNOW

BENCHMARK A point of comparison for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer group average. To use a given benchmark effectively, it's essential to consider any differences between the benchmark and the fund.

BULLISH Describes an optimistic or enthusiastic outlook. A bull is an investor who has a positive view of a particular security or market. In contrast, a bear has a cautious or pessimistic view of a security or market.

CONSUMER NONDURABLES Consumer nondurable companies produce goods or services that tend to be consumed or replaced within a relatively short period of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature than other stocks, including technology stocks.

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

INDEX An unmanaged pool of stocks or bonds that is not available for direct investment. Often, indexes serve as tools to gauge the relative performance of a fund.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON OF THE EQUITY PORTION OF
KEMPER TOTAL RETURN FUND

The equity portion of Kemper Total Return Fund can be reviewed according to the concentration of industry sectors that the fund invests in. The graphs below provide a look at how the composition of the equity portion of the portfolio has changed in the last six-months, by presenting the fund's sectors represented on April 30, 1999, and on October 31, 1998.

                                  [BAR GRAPH]

                                                                KEMPER TOTAL RETURN FUND ON        KEMPER TOTAL RETURN FUND ON
                                                                          4/30/99                            10/31/98
                                                                ---------------------------        ---------------------------
Consumer non-durables                                                       24.0%                              23.6%

Finance                                                                     19.3%                              18.2%

Technology                                                                  18.2%                              16.1%

Health care                                                                  9.8%                              11.6%

Utilities                                                                    8.8%                               9.5%

Capital goods                                                                7.8%                               8.0%

Energy                                                                       6.7%                               9.0%

Basic industries                                                             3.6%                               0.0%

Consumer durables                                                            0.9%                               2.7%

Transportation                                                               0.9%                               1.3%

A COMPARISON WITH THE S&P 500 STOCK INDEX, THE BENCHMARK FOR THE EQUITY PORTION OF THE FUND

The equity portion of Kemper Total Return Fund can be compared to the S&P 500 Stock Index as a benchmark. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The chart below shows the percentage of the common stocks in the portfolio that each sector of the Kemper Total Return Fund represented on April 30, 1999, compared to the industry sectors of the S&P 500 Stock Index.

                                  [BAR GRAPH]

                                                                KEMPER TOTAL RETURN FUND ON           S&P 500 STOCK INDEX ON
                                                                          4/30/99                            4/30/99
                                                                ---------------------------           ----------------------
Consumer non-durables                                                       24.0%                              20.4%

Finance                                                                     19.3%                              16.6%

Technology                                                                  18.2%                              20.0%

Health care                                                                  9.8%                              11.1%

Utilities                                                                    8.8%                              10.0%

Capital goods                                                                7.8%                               8.2%

Energy                                                                       6.7%                               7.0%

Basic industries                                                             3.6%                               3.7%

Consumer durables                                                            0.9%                               2.0%

Transportation                                                               0.9%                               1.0%

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

Representing 10.6% percent of the fund's total common stock holdings on April 30, 1999

------------------------------------------------------------------------------
            HOLDINGS                                                   PERCENT
------------------------------------------------------------------------------
------------------------------------------------------------------------------

1.          GENERAL ELECTRIC              A broadly diversified         3.3%
                                          company with major
                                          businesses in power
                                          generators, appliances,
                                          lighting, plastics,
                                          medical systems, aircraft
                                          engines, financial
                                          services and broadcasting.
------------------------------------------------------------------------------

2.          MICROSOFT                     Develops, markets and         1.9%
                                          supports a variety of
                                          microcomputer software,
                                          operating systems,
                                          language and application
                                          programs, related books
                                          and peripheral devices.
------------------------------------------------------------------------------
3.          PROCTER & GAMBLE              Manufactures and              1.8%
                                          distributes household
                                          products including food,
                                          personal care, diapers,
                                          laundry and cleaning
                                          products.
------------------------------------------------------------------------------
4.          INTEL                         Engaged in the design,        1.8%
                                          development, manufacture
                                          and sale of advanced
                                          microcomputer components.
------------------------------------------------------------------------------
5.          MOTOROLA                      Manufactures components,      1.8%
                                          notably semiconductors,
                                          and electronic
                                          communications equipment.
------------------------------------------------------------------------------

THE FUND'S LARGEST CORPORATE BOND HOLDINGS*

Representing 14.8% percent of the fund's total corporate bonds holdings on April 30, 1999

------------------------------------------------------------------------------
            HOLDINGS                                                  PERCENT
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1.          TELEWEST COMMUNICATIONS       Owns and operates cable       3.9%
                                          franchises, and has
                                          minority interests in
                                          additional cable
                                          franchises.
------------------------------------------------------------------------------
2.          DILLARD'S                     Operates retail               2.8%
                                          department stores,
                                          located primarily in the
                                          midwest, southwest and
                                          southeast.
------------------------------------------------------------------------------
3.          NTL                           Develops, constructs and      2.8%
                                          operates broadband
                                          communication systems.
------------------------------------------------------------------------------
4.          NEXTEL COMMUNICATIONS         Provider of                   2.8%
                                          wireless-communication
                                          services and equipment,
                                          including cellular phones
                                          and paging services.
------------------------------------------------------------------------------
5.          BIG FLOWER PRESS              Provides advertising and      2.5%
                                          marketing services.
------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TOTAL RETURN FUND

Portfolio of Investments at April 30, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS                                    PRINCIPAL AMOUNT            VALUE
-------------------------------------------------------------------------------------------
U.S. TREASURY BONDS          11.875%, 2003                  $  48,640               $ 61,264
                             10.75%, 2003                      20,945                 24,897
                             10.375%, 2009                     24,405                 29,992
                             9.125%, 2009                      21,610                 25,007
                             12.75%, 2010                      64,515                 89,696
                             13.875, 2011                      87,765                129,782
                             12.00%, 2013                      88,540                128,715
                             13.25%, 2014                      22,355                 35,181
                             8.75%, 2020                       14,000                 18,742
                             7.125%, 2023                      36,000                 41,473
                             6.50%, 2026                        7,310                  7,911
                             6.00%, 2026                        5,110                  5,184
                             6.625%, 2027                       8,650                  9,514
                             ---------------------------------------------------------------
                                                                                     607,358
--------------------------------------------------------------------------------------------

U.S. TREASURY NOTES
                             8.75%, 2000                      56,300                 58,860
                             6.375%, 2000                      4,500                  4,544
                             7.75%, 2001                      77,500                 80,963
                             6.625%, 2002                     16,550                 17,196
                             5.50%, 2003                      30,000                 30,267
                             5.25%, 2003                       3,050                  3,049
                             7.25%, 2004                       8,000                  8,688
                             5.875%, 2004                        700                    718
                             10.75%, 2005                     26,500                 33,941
                             7.50 %, 2005                     18,575                 20,549
                             6.625%, 2007                      1,725                  1,859
                             6.125%, 2007                      8,900                  9,309
                             5.625%, 2008                        650                    660
                             ---------------------------------------------------------------
                                                                                    270,603
--------------------------------------------------------------------------------------------

PROVINCE OF QUEBEC, CANADA   8.625%, 2005                       8,250                  9,262
                             ---------------------------------------------------------------
                             TOTAL GOVERNMENT OBLIGATIONS--24.3%
                             (Cost: $903,326)                                        887,223
                             ---------------------------------------------------------------

--------------------------------------------------------------------------------------------
COMMON STOCKS                                               NUMBER OF SHARES           VALUE
--------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.3%       Air Products & Chemicals          378,200shs.            17,775
                             Tyco International, Ltd.          508,263                41,296
                             Waste Management, Inc.            460,000                25,990
                             ---------------------------------------------------------------
                                                                                      85,061
--------------------------------------------------------------------------------------------

CAPITAL GOODS--5.1%
                             Dana Corp.                        400,000               18,850
                             Emerson Electric Co.              475,200               30,650
                             General Electric Co.              736,000               77,648
                             Parker Hannifin Corp.             590,000               27,693
                             Raytheon Co., "B"                 451,000               31,683

                             ---------------------------------------------------------------
                                                                                     186,524

PORTFOLIO OF INVESTMENTS

NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF SHARES       VALUE
----------------------------------------------------------------------------------------------------------

CONSUMER CYCLICALS--8.5%    (a) AT&T Corp. - Liberty Media Group                385,000           $ 24,592
                            (a) CBS Corp.                                       517,800             23,592
                                CVS Corp.                                       494,600             23,555
                            (a) Clear Channel Communications                    313,200             21,767
                                Dayton Hudson Corp.                             395,000             26,588
                                Dollar General Corp.                            583,244             20,450
                            (a) Infinity Broadcasting                           707,400             19,586
                            (a) Jacor Communications                            100,000              8,025
                            (a) Media One Group, Inc.                           160,000             13,050
                            (a) Mirage Resorts, Inc.                          1,236,900             27,753
                                Omnicom Group                                   244,700             17,741
                                Time Warner, Inc.                               392,400             27,468
                            (a) Univision Communications, Inc.                  392,100             22,693
                                Wal-Mart Stores, Inc.                           750,000             34,500
                                --------------------------------------------------------------------------
                                                                                                   311,360
----------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--.6%          Federal-Mogul Corp.                             496,100             21,766
                                --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--7.1%          Albertson's, Inc.                               400,000             20,600
                                Coca-Cola Co.                                   355,000             24,140
                                Colgate-Palmolive Co.                           100,000             10,244
                                H.J. Heinz Co.                                  400,000             18,675
                                Home Depot, Inc.                                505,000             30,268
                                Newell Co.                                      552,200             26,195
                                Pepsi Bottling Group, Inc.                      725,200             15,275
                                PepsiCo, Inc.                                   640,000             23,640
                                Procter & Gamble Co.                            464,800             43,604
                                Tribune Co.                                     281,400             23,479
                                Warner-Lambert Co.                              360,000             24,457
                                --------------------------------------------------------------------------
                                                                                                   260,577
----------------------------------------------------------------------------------------------------------
     ENERGY--4.3%
                                Anadarko Petroleum Corp.                         325,000            12,330
                                Chevron Corp                                     175,000            17,456
                                Conoco, Inc.                                     500,000            13,563
                                Exxon Corp.                                      286,800            23,822
                                Mobil Corp.                                      244,000            25,559
                                Royal Dutch Petroleum                            580,000            34,039
                                Texaco                                           240,000            15,060
                                Unocal Corp.                                     395,000            16,417
                                --------------------------------------------------------------------------
                                                                                                   158,246

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF SHARES     VALUE
------------------------------------------------------------------------------------------------------------------------------------
FINANCE--12.6%                                 American Express Co.                                       150,000       $   19,603
                                               American International Group, Inc.                         260,000           30,534
                                               Associates First Capital                                   620,000           27,474
                                               BankAmerica Corp.                                          451,793           32,529
                                               CIGNA Corp.                                                258,200           22,512
                                               Capital One Financial Corp.                                 68,800           11,950
                                               Chase Manhattan Corp.                                      315,000           26,066
                                               Citigroup, Inc.                                            467,499           35,179
                                               Federal National Mortgage Association                      390,000           27,666
                                               First Tennessee National Corp.                             400,000           17,250
                                               Household International, Inc.                              673,022           33,861
                                               J.P. Morgan & Co., Inc.                                    150,000           20,213
                                               Jefferson-Pilot Corp.                                      250,500           16,877
                                               Merrill Lynch & Co.                                        160,000           13,430
                                               Morgan Stanley Dean Witter & Co.                           150,000           14,878
                                               Summit Bancorp                                             300,000           12,713
                                               The St. Paul Companies                                     640,000           18,360
                                               UNUM Corp.                                                 420,000           22,943
                                               Washington Mutual, Inc.                                    710,000           29,199
                                               Wells Fargo & Co.                                          600,000           25,912

                                              ------------------------------------------------------------------------------------
                                                                                                                           459,149
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.4%                              Abbott Laboratories                                        615,000           29,789
                                               American Home Products Corp.                               406,900           24,821
                                               Baxter International, Inc.                                 393,900           24,816
                                               Becton, Dickinson & Co.                                    400,000           14,875
                                               Bristol-Myers Squibb Co.                                   440,000           27,967
                                               Eli Lilly & Co.                                            250,000           18,406
                                               Medtronic, Inc.                                            281,222           20,230
                                               Pfizer, Inc.                                               300,000           34,519
                                               Schering-PloughCorp.                                       400,000           19,325
                                               SmithKline Beecham Group PLC                               280,000           18,393

                                              ------------------------------------------------------------------------------------
                                                                                                                           233,141
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.8%                         (a) Applied Materials                                           325,000           17,428
                                              Automatic Data Processing                                   600,900           26,740
                                          (a) Cimlinc, Inc., convertible preferred                         37,716              141
                                          (a) Cisco Systems                                               255,000           29,086
                                          (a) EMC Corp.                                                   130,000           14,162
                                              Hewlett-Packard Co.                                         430,000           33,916
                                              Intel Corp.                                                 710,000           43,443
                                              International Business Machines Corp.                       190,000           39,746
                                          (a) Intuit                                                      205,000           17,656
                                          (a) Microsoft Corp.                                             560,000           45,535
                                              Motorola                                                    520,000           41,665
                                          (a) Oracle Corp.                                                815,000           22,056
                                          (a) Seagate Technology, Inc.                                    500,000           13,938
                                          (a) Solectron Corp.                                             415,000           20,128
                                          (a) Sun Microsystems                                            310,000           18,542
                                              Xerox Corp.                                                 541,600           31,819
                                          (a) Xilinx, Inc.                                                349,400           15,941
                                              ------------------------------------------------------------------------------------
                                                                                                                           431,942
----------------------------------------------------------------------------------------------------------------------------------
 TRANSPORTATION--.6%
                                              Canadian National Railway Co.                               330,000           20,823
                                              ------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--5.7%

                                              AT&T                                                        465,000       $   23,483
                                              Ameritech Corp.                                             510,000           34,903
                                              Bell Atlantic Corp.                                         565,000           32,558
                                              BellSouth Corp.                                             600,000           26,850
                                              Frontier Corp.                                              295,000           16,280
                                              GTE Corp.                                                   200,000           13,388
                                          (a) MCI WorldCom, Inc.                                          420,600           34,568
                                              SBC Communications, Inc.                                    490,000           27,440
                                              -------------------------------------------------------------------------------------
                                                                                                                           209,470
                                              -------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS--65.0%
                                              (Cost: $1,725,722)                                                         2,378,059
                                              -------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS                                                                                 PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--.6%

                                              Euramax International, 11.25%, 2006                       $   8,400            8,904
                                              MMI Products, Inc., 11.25%, 2007                              1,600            1,724
                                              Plainwell, Inc., 11.00%, 2008                                 4,230            3,384
                                              Stone Container Corp., 12.58%, 2016                           3,500            3,741
                                              Stone Container Finance Corp., 11.50%, 2006                   2,500            2,725
                                              -------------------------------------------------------------------------------------
                                                                                                                            20,478
-----------------------------------------------------------------------------------------------------------------------------------
CABLE--.7%

                                              CSC Holdings, Inc., 9.25%, 2005                               8,290            8,881
                                              Comcast Cable Communications, Inc.,
                                               8.50%, 2027                                                  1,400            1,629
                                              Comcast Corp., 9.375%, 2005                                   8,500            9,040
                                              Frontiervision, 11.00%, 2006                                  5,000            5,600
                                              -------------------------------------------------------------------------------------
                                                                                                                            25,150
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--.6%
                                              General Electric Capital Corp.
                                               8.75%, 2007                                                  4,350            5,098
                                               8.625%, 2008                                                 2,350            2,767
                                              Lockheed Corp., 6.75%, 2003                                   4,600            4,706
                                              Neenah Corp., 11.125%, 2007                                   4,000            4,040
                                              Raytheon Co., 6.75%, 2007                                     3,100            3,182
                                              United Rentals, Inc., 9.25%, 2009                             2,660            2,680
                                              -------------------------------------------------------------------------------------
                                                                                                                            22,473
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--.7%

                                              AFC Enterprises, Inc., 10.25%, 2007                           2,840            3,025
                                              AMF Group
                                               10.875%, 2006                                                3,500            2,730
                                           (b) 12.25%, 2006                                                   921              530
                                              Kevco, Inc., 10.375%, 2007                                    2,765            1,659
                                              Kinder-Care Learning Centers, 9.50%, 2009                     8,500            8,904
                                              Nortek, 9.875%, 2004                                          5,220            5,435
                                              Royal Caribbean Cruises, Ltd., 8.25%, 2005                    4,250            4,543
                                              -------------------------------------------------------------------------------------
                                                                                                                            26,826
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--.2%

                                              Del Webb Corp., 9.75%,2008                                   7,920            7,979
                                              -------------------------------------------------------------------------------------



PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------------------
     CONSUMER STAPLES--.7%                     Cole National Group, 9.875%, 2006                        $   3,360       $    3,494
                                               Dayton Hudson Corp., 7.50%, 2006                             2,400            2,559
                                               Dillard's, Inc.
                                                6.17%, 2001                                                 9,000            9,005
                                                6.43%, 2004                                                 2,000            1,962
                                               Federated Department Stores, Inc., 6.125%, 2001              4,500            4,527
                                               Pathmark Stores, Inc., 9.625%, 2003                          4,140            4,223
                                               Safeway, 6.05%, 2003                                         1,000              998

                                              ------------------------------------------------------------------------------------
                                                                                                                            26,768
----------------------------------------------------------------------------------------------------------------------------------
    ENERGY--.3%                                Benton Oil & Gas Co., 11.625%, 2003                          1,460            1,022
                                               Clark Refining, 8.875%, 2007                                 1,290            1,116
                                               Gulf Canada Resources, Ltd., 9.25%, 2004                     7,000            7,197
                                               Gulfmark Offshore, Inc., 8.75%, 2008                         1,680            1,604
                                              ------------------------------------------------------------------------------------
                                                                                                                            10,939
----------------------------------------------------------------------------------------------------------------------------------
    FINANCE--1.1%                              AB Spintab, 7.50%, 2049                                      4,100            4,224
                                               ABN-AMRO Bank, 8.25%, 2009                                   4,250            4,582
                                               Abbey National, PLC, 6.69%, 2005                             3,700            3,766
                                               BankAmerica Corp., 9.50%, 2004                               2,400            2,745
                                               Crestar Financial Corp., 8.25%, 2002                         2,400            2,562
                                               Den Danske Bank, 6.375%, 2008                                4,150            4,124
                                               FINOVA Capital Corp., 6.50%, 2002                            2,950            2,985
                                               Ford Motor Credit Corp., 7.75%, 2005                         2,400            2,585
                                               Repsol International Finance, 7.00%, 2005                    5,000            5,151
                                               Scotland International Finance Co., 8.80%, 2004              1,350            1,483
                                               Svenska Handelsbanken, 7.125%, 2049                          1,575            1,595
                                               Wells Fargo & Co., 6.875%, 2006                              5,000            5,176
                                              ------------------------------------------------------------------------------------
                                                                                                                            40,978
----------------------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--.3%                            Magellan Health Services, 9.00%, 2008                      10,000            8,425
                                            (b) Mariner Post-Acute Network, Inc., 10.50%, 2007              6,000            1,920
                                              ------------------------------------------------------------------------------------
                                                                                                                            10,345
----------------------------------------------------------------------------------------------------------------------------------
    MEDIA--1.2%                                American Radio Systems, 9.00%, 2006                          3,680            3,965
                                               Big Flower Press, Inc., 8.875%, 2007                         9,500            9,690
                                               Chancellor Media Corp., 9.00%, 2008                          5,640            6,007
                                               Cinemark USA, Inc., 9.625%, 2008                             7,000            7,280
                                               News American Holdings, Inc.,
                                                9.25%, 2013                                                 1,950            2,334
                                               Sinclair Broadcasting Group, Inc., 8.75%, 2007               3,890            3,909
                                               Time Warner, Inc.
                                                9.125%, 2013                                                2,075            2,527
                                                9.15%, 2023                                                 2,325            2,870
                                               United Artists Theatre Co., 9.75%, 2008                      6,250            5,344
                                              ------------------------------------------------------------------------------------
                                                                                                                            43,926
----------------------------------------------------------------------------------------------------------------------------------
    PAPER/PACKAGING--.3%                      Riverwood International, 10.25%, 2006                         8,350            8,559
                                              ------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--.6%                        Continental Airlines, Inc.
                                                7.75%, 2014                                                 1,860            1,970
                                                6.90%, 2017                                                 1,850            1,870
                                               Delco Remy International, 10.625%, 2006                      8,620            9,396
                                               Hayes Wheels International, Inc., 11.00%, 2006               8,000            8,880
                                              ------------------------------------------------------------------------------------
                                                                                                                            22,116

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------------------
    UTILITIES--3.4%

                                              American Cellular Corp., 10.50%, 2008                     $   3,920       $    4,204
                                              BellSouth Telecommunications, Inc.,
                                                6.375%, 2028                                                2,500            2,350
                                          (b) Call-Net Enterprises, Inc., 13.25%, 2004                      6,350            6,525
                                              Commonwealth Edison
                                                7.375%, 2004                                                3,800            4,004
                                                7.00%, 2005                                                 1,250            1,295
                                          (b) Diamond Cable Communications, PLC
                                                11.75%, 2005                                                1,660            1,500
                                                10.75%, 2007                                                4,840            3,914
                                              Esprit Telecom Group, PLC, 11.50%, 2007                       2,370            2,595
                                              GTE North, Inc., 6.90%, 2008                                  2,500            2,614
                                              Intermedia Communications, 8.60%, 2008                        4,370            4,370
                                              K-III Communications Corp., 8.50%, 2006                       4,250            4,356
                                              MCI Worldcom, Inc.
                                                6.4%, 2005                                                  4,000            4,048
                                                7.75%, 2007                                                 1,050            1,135
                                                7.75%, 2027                                                 3,425            3,793
                                          (b) McLeod, Inc., 10.50%, 2007                                   11,700            9,418
                                              NTL, Inc.
                                          (b)   11.50%, 2006                                               11,330            9,885
                                                11.50%, 2008                                                  475              536
                                          (b)   12.375%, 2008                                                 750              523
                                          (b) Nextel Communications, 9.95%, 2008                           14,150           10,825
                                              PSINet, Inc.
                                                10.00%, 2005                                                3,210            3,370
                                                11.50%, 2008                                                4,030            4,483
                                              Rogers Cantel Mobile, Inc., 8.80%, 2007                       7,900            8,334
                                              Tele-Communications, Inc., 9.80%, 2012                        5,950            7,665
                                          (b) TeleWest Communications, PLC, 11.00%, 2007                   17,250           15,352
                                              US West Cap Funding, Inc.
                                                6.25%, 2005                                                 2,000            2,012
                                                6.375%, 2008                                                2,000            2,004
                                              Yorkshire Power, 6.496%, 2008                                 2,125            2,084
                                              ------------------------------------------------------------------------------------
                                                                                                                           123,194
                                              ------------------------------------------------------------------------------------
                                              TOTAL CORPORATE OBLIGATIONS--10.7%
                                              (Cost: $388,609)                                                             389,731
                                              ------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $3,017,657)                                                        $3,655,013
                                              ------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

Based on the cost of investments of $3,017,657,000 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $683,018,000, the gross unrealized depreciation was $45,662,000 and the net unrealized appreciation on investments was $637,356,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $3,017,657)                                              $3,655,013
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  39,164
--------------------------------------------------------------------------
  Dividends and interest                                            33,174
--------------------------------------------------------------------------
  Fund shares sold                                                     467
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,727,818
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                      12,708
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                             21,940
--------------------------------------------------------------------------
  Fund shares redeemed                                               1,215
--------------------------------------------------------------------------
  Management fee                                                     1,374
--------------------------------------------------------------------------
  Distribution services fee                                            473
--------------------------------------------------------------------------
  Administrative services fee                                          685
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,778
--------------------------------------------------------------------------
  Trustees' fees                                                       124
--------------------------------------------------------------------------
    Total liabilities                                               40,297
--------------------------------------------------------------------------
NET ASSETS                                                      $3,687,521
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,830,707
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     212,432
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         637,356
--------------------------------------------------------------------------
Undistributed net investment income                                  7,026
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,687,521
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,792,923
  / 247,599 shares outstanding)                                     $11.28
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $11.97
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($846,912 / 75,269 shares outstanding)                            $11.25
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($37,112 / 3,295 shares outstanding)                              $11.26
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share ($10,574 /
  935 shares outstanding)                                           $11.31
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $ 53,686
------------------------------------------------------------------------
  Dividends                                                       13,443
------------------------------------------------------------------------
    Total investment income                                       67,129
------------------------------------------------------------------------
Expenses:
  Management fee                                                   9,180
------------------------------------------------------------------------
  Distribution services fee                                        3,344
------------------------------------------------------------------------
  Administrative services fee                                      4,232
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           5,277
------------------------------------------------------------------------
  Professional fees                                                   54
------------------------------------------------------------------------
  Reports to shareholders                                            329
------------------------------------------------------------------------
  Trustees' fees and other                                           201
------------------------------------------------------------------------
    Total expenses                                                22,617
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             44,512
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investment                       209,735
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           249,456
------------------------------------------------------------------------
Net gain on investments                                          459,191
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $503,703
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED
                                                                  APRIL 30,               YEAR ENDED
                                                                     1999                 OCTOBER 31,
                                                                 (UNAUDITED)                 1998

-----------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
  Net investment income                                           $   44,512                   82,585
-----------------------------------------------------------------------------------------------------
  Net realized gain                                                  209,735                  212,374
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              249,456                   30,147
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 503,703                  325,106
-----------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (46,604)                 (86,123)
-----------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               (212,124)                (439,382)
-----------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (258,728)                (525,505)
-----------------------------------------------------------------------------------------------------
Net increase from capital share transactions                         121,292                  280,270
-----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         366,267                   79,871
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------

Beginning of period                                                3,321,254                3,241,383
-----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$7,026 and $9,118, respectively)                                  $3,687,521                3,321,254
-----------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Total Return Fund (the fund) is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per

NOTES TO FINANCIAL STATEMENTS

                             share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $9,180,000 for the six months ended April 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 1999 are $118,000, of which $1,000 was paid by
                             KDI to affiliates.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 1999 are $4,064,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended April 30, 1999 are $4,232,000, of which $6,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $3,788,000 for the six months ended April 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 1999, the

NOTES TO FINANCIAL STATEMENTS

                             fund made no payments to its officers and incurred trustees' fees of $21,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $884,956

                             Proceeds from sales                         944,351

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                       SIX MONTHS ENDED                    YEAR ENDED
                                                        APRIL 30, 1999                  OCTOBER 31, 1998
                                                    ----------------------           ----------------------
                                                    SHARES         AMOUNT            SHARES         AMOUNT
                             ------------------------------------------------------------------------------
                             SHARES SOLD
                              Class A                13,678       $149,704            21,584       $229,022
                             ------------------------------------------------------------------------------
                              Class B                 8,339         90,973            13,596        146,824
                             ------------------------------------------------------------------------------
                              Class C                 1,023         11,138             1,252         13,430
                             ------------------------------------------------------------------------------
                              Class I                   452          4,949               408          4,356
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                17,307        182,158            32,505        327,702
                             ------------------------------------------------------------------------------
                              Class B                 5,667         59,519            16,317        163,540
                             ------------------------------------------------------------------------------
                              Class C                   188          1,984               280          2,818
                             ------------------------------------------------------------------------------
                              Class I                    98          1,031               202          2,032
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (24,847)      (271,780)          (38,307)      (411,357)
                             ------------------------------------------------------------------------------
                              Class B                (8,809)       (96,200)          (17,413)      (185,508)
                             ------------------------------------------------------------------------------
                              Class C                  (353)        (3,857)             (636)        (6,892)
                             ------------------------------------------------------------------------------
                              Class I                  (761)        (8,327)             (540)        (5,697)
                             ------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                13,229        145,757            29,080        315,751
                             ------------------------------------------------------------------------------
                              Class B               (13,258)      (145,757)          (29,137)      (315,751)
                             ------------------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL SHARE
                              TRANSACTIONS                        $121,292                         $280,270
                             ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------
                                                              CLASS A
                                           ----------------------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED OCTOBER 31,
                                           APRIL 30,    ---------------------------------
                                              1999      1998    1997    1996    1995
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period
                                             $10.54     11.34   11.28   10.60    9.10
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .15       .29     .31     .28     .29
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.43       .77    1.57    1.24    1.46
-----------------------------------------------------------------------------------------
Total from investment operations               1.58      1.06    1.88    1.52    1.75
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .16       .31     .33     .34     .25
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           .68      1.55    1.49     .50      --
-----------------------------------------------------------------------------------------
Total dividends                                 .84      1.86    1.82     .84     .25
-----------------------------------------------------------------------------------------
Net asset value, end of period               $11.28     10.54   11.34   11.28   10.60
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 15.62%    10.47   18.95   15.34   19.46
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                        .99%     1.01    1.01    1.05    1.12
-----------------------------------------------------------------------------------------
Net investment income                          2.79%     2.75    2.92    2.76    3.00
-----------------------------------------------------------------------------------------

                                           ----------------------------------------------
                                                              CLASS B
                                           ----------------------------------------------
                                           SIX MONTHS
                                             ENDED           YEAR ENDED OCTOBER 31,
                                           APRIL 30,    ---------------------------------
                                              1999      1998    1997    1996    1995
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.52     11.33   11.27   10.59    9.09
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .09       .19     .22     .19     .20
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.42       .75    1.55    1.23    1.46
-----------------------------------------------------------------------------------------
Total from investment operations               1.51       .94    1.77    1.42    1.66
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .10       .20     .22     .24     .16
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           .68      1.55    1.49     .50      --
-----------------------------------------------------------------------------------------
Total dividends                                 .78      1.75    1.71     .74     .16
-----------------------------------------------------------------------------------------
Net asset value, end of period               $11.25     10.52   11.33   11.27   10.59
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 14.95%     9.30   17.86   14.28   18.42
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                       2.08%     2.01    1.95    1.99    2.05
-----------------------------------------------------------------------------------------
Net investment income                          1.70%     1.75    1.98    1.82    2.07
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                  ----------------------------------------------
                                                                     CLASS C
                                                  ----------------------------------------------
                                                  SIX MONTHS
                                                    ENDED           YEAR ENDED OCTOBER 31,
                                                  APRIL 30,    ---------------------------------
                                                     1999      1998    1997    1996     1995
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.54     11.34   11.28   10.61    9.09
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .11       .20     .22     .20     .21
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                    1.40       .77    1.56    1.22    1.48
------------------------------------------------------------------------------------------------
Total from investment operations                      1.51       .97    1.78    1.42    1.69
------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .11       .22     .23     .25     .17
------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .68      1.55    1.49     .50      --
------------------------------------------------------------------------------------------------
Total dividends                                        .79      1.77    1.72     .75     .17
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.26     10.54   11.34   11.28   10.61
------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        14.93%     9.50   17.92   14.31   18.76
------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------
Expenses                                              1.77%     1.90    1.90    1.89    1.86
------------------------------------------------------------------------------------------------
Net investment income                                 2.01%     1.86    2.03    1.92    2.26
------------------------------------------------------------------------------------------------

                                           ------------------------------------------------
                                                               CLASS I
                                           ------------------------------------------------
                                           SIX MONTHS    YEAR ENDED OCTOBER
                                             ENDED               31,             JULY 3 TO
                                           APRIL 30,    ---------------------   OCTOBER 31,
                                              1999      1998    1997    1996       1995
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $10.54     11.33   11.27   10.61      10.07
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .15       .34     .36     .32        .10
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.48       .77    1.55    1.23        .52
-------------------------------------------------------------------------------------------
Total from investment operations               1.63      1.11    1.91    1.55        .62
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .18       .35     .36     .39        .08
-------------------------------------------------------------------------------------------
  Distribution from net realized gain           .68      1.55    1.49     .50         --
-------------------------------------------------------------------------------------------
Total dividends                                 .86      1.90    1.85     .89        .08
-------------------------------------------------------------------------------------------
Net asset value, end of period               $11.31     10.54   11.33   11.27      10.61
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 16.15%    10.98   19.40   15.64       6.21
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                        .64%      .64     .71     .72        .61
-------------------------------------------------------------------------------------------
Net investment income                          3.14%     3.12    3.22    3.09       2.97
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                              YEAR ENDED OCTOBER 31,
                                                APRIL 30,          ----------------------------------------------------------
                                                   1999              1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                      $3,687,521         3,321,254      3,241,383      3,020,798      2,926,542
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    49%               80            122             85            142
-----------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Total Return Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

          For        Against     Abstain
      174,505,233   4,236,324   8,954,453

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

                                              Broker
          For       Against     Abstain     Non-Votes
      133,032,139  8,583,794   15,673,565   30,406,512

Investment policies

                                              Broker
          For       Against     Abstain     Non-Votes
      133,028,769  8,567,261   15,693,467   30,406,512

Diversification

                                              Broker
          For       Against     Abstain     Non-Votes
      133,224,485  8,370,687   15,694,325   30,406,512

Borrowing

                                              Broker
          For       Against     Abstain     Non-Votes
      132,981,247  8,615,090   15,693,161   30,406,512

Senior securities

                                              Broker
          For       Against     Abstain     Non-Votes
      133,229,390  8,366,946   15,693,161   30,406,512

Concentration

                                              Broker
          For       Against     Abstain     Non-Votes
      133,213,205  8,381,967   15,694,325   30,406,512

Underwriting of securities

                                              Broker
          For       Against     Abstain     Non-Votes
      133,231,658  8,364,679   15,693,161   30,406,512

Investment in real estate

                                              Broker
          For       Against     Abstain     Non-Votes
      133,172,180  8,424,157   15,693,161   30,406,512

Purchase of commodities

                                              Broker
          For       Against     Abstain     Non-Votes
      133,019,913  8,576,423   15,693,161   30,406,512

Lending

                                              Broker
          For       Against     Abstain     Non-Votes
      133,029,840  8,565,097   15,694,560   30,406,512

Margin purchases and short sales

                                              Broker
          For       Against     Abstain     Non-Votes
      132,779,218  8,817,118   15,693,161   30,406,512

Pledging of assets

                                              Broker
          For       Against     Abstain     Non-Votes
      132,847,954  8,746,304   15,695,240   30,406,512

Purchases of securities

                                              Broker
          For       Against     Abstain     Non-Votes
      133,155,642  8,437,355   15,696,500   30,406,512

Purchases of options and warrants

                                              Broker
          For       Against     Abstain     Non-Votes
      133,037,001  8,558,075   15,694,421   30,406,512

NOTES

NOTES

NOTES

TRUSTEES AND OFFICERS


TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK S. CASADY             LINDA J. WONDRACK
Chairman and Trustee        President                  Vice President

JOHN W. BALLANTINE          PHILIP J. COLLORA          MAUREEN E. KANE
Trustee                     Vice President and         Assistant Secretary
                            Secretary
LEWIS A. BURNHAM                                       CAROLINE PEARSON
Trustee                     JOHN R. HEBBLE             Assistant Secretary
                            Treasurer
DONALD L. DUNAWAY                                      ELIZABETH C. WERTH
Trustee                     GARY A. LANGBAUM           Assistant Secretary
                            Vice President
ROBERT B. HOFFMAN                                      BRENDA LYONS
Trustee                     ANN M. MCCREARY            Assistant Treasurer
                            Vice President
DONALD R. JONES
Trustee                     KATHRYN L. QUIRK
                            Vice President
THOMAS W. LITTAUER
Trustee and Vice President  CORNELIA SMALL
                            Vice President
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee



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LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

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SHAREHOLDER SERVICE AGENT           KEMPER SERVICE COMPANY
                                    P.O. Box 419557
                                    Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN                           STATE STREET BANK AND TRUST COMPANY
                                    225 Franklin Street
                                    Boston, MA 02110

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TRANSFER AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com



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Long-term investing in a short-term world(SM)

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KTRF - 3 (6/21/99) 1076830